UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported), February 9, 2004


                                ISecureTrac Corp.
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               (Exact name of registrant as specified in charter)


         Delaware                    0-26455                    87-0347787
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)             File Number)              Identification No.)


5022 South 114th Street, Omaha, Nebraska                                68137
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (402) 537-0022


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On September 9, 2004, iSecureTrac Corp. announced a management change with the resignation of Mr. Michael P. May as Chairman and Chief Executive Officer. Mr. May's resignation was for personal reasons. The Board of Directors of the corporation appointed Mr. Thomas E. Wharton, Jr, a current director, as interim Chief Executive Officer.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
       No.         Description
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       99.1        Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ISECURETRAC CORP.



Date: February 19, 2004                      By: /s/ James E. Stark
                                                 -----------------------------
                                                 President



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                                  EXHIBIT INDEX



     Exhibit
       No.                      Description
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       99.1        Press Release


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